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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) April 27, 2000

                        Modem Media . Poppe Tyson, Inc.
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             (Exact name of Registrant as Specified in its Charter)


Delaware                          0-21935                       06-1464807
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(State or other          (Commission File Number)           (I.R.S. Employer
Jurisdiction                                                Identification No.)
Incorporation)


                  230 East Avenue, Norwalk, Connecticut 06855
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              (Address of Principal Executive Offices) (Zip code)


                                 (203) 299-7000
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              (Registrant's telephone number, including area code)
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Item 5.     Other Events

On April 27, 2000, Modem media . Poppe Tyson, Inc. (the "Company") announced that effective April 26, 2000, True North Communications, Inc. and its subsidiaries converted all of their Class B common shares of the Company to Class A common shares, resulting in the ownership of approximately 41% of the Company's outstanding shares. A press release was issued to that effect.

The complete text of the press release issued by the Company is attached as an exhibit to this document.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

       (c)  Exhibits
            99   Press Release, dated April 27, 2000

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                           MODEM MEDIA . POPPE TYSON, INC.

                           /s/ Sloane Levy

                           Name:  Sloane Levy
                           Title: Vice President, General Counsel and Corporate
                                  Secretary


Date: April 27, 2000

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